Exhibit 99.1

FOR IMMEDIATE RELEASE	February 26, 2014
Media Contact: Joseph Barrios, (520) 884-3725
Financial Analyst Contact: Chris Norman, (520) 884-3649

PAUL BONAVIA TO RETIRE AS UNS ENERGY CEO, SERVE AS EXECUTIVE BOARD CHAIR;
BOARD NAMES PRESIDENT, CHIEF OPERATING OFFICER DAVID HUTCHENS AS NEXT CEO

Tucson, Ariz. - Paul J. Bonavia, Board Chair and Chief Executive Officer of UNS Energy Corporation, has announced he will retire as CEO on May 2, 2014 and transition to a new role as Executive Board Chair of UNS Energy.

Bonavia also announced that the Board has named David G. Hutchens, UNS Energy’s President and Chief Operating Officer, to succeed him as CEO upon his retirement, culminating a succession plan years in the making.

Bonavia, 62, has led UNS Energy since January 2009, when he became Board Chair, President and CEO of the company then known as UniSource Energy Corporation. His tenure has been marked by increasingly efficient operations, an emphasis on safety and a renewed focus on customer service. The company also is addressing customers’ long-term energy needs by updating its generation portfolio and expanding its renewable energy resources to a degree that has earned national acclaim.

“UNS Energy has achieved unprecedented success under Paul’s leadership,” said Robert A. Elliott, Lead Director of UNS Energy’s Board of Directors. “His wisdom, experience and commitment to achieving the highest standards of safety, efficiency and service have made a deep impact on this company and the communities we serve.”

In his upcoming role as Executive Board Chair, Bonavia will provide continued direction and oversight for UNS Energy and its subsidiaries, including Tucson Electric Power (TEP) and UniSource Energy Services (UES).

“I’m proud of our accomplishments over the last five years and utterly confident that Dave and the rest of our talented management team will continue making solid progress toward our long-term goals,” Bonavia said.

Hutchens will retain his seat on the UNS Energy Board and his roles as President and Chief Operating Officer after he succeeds Bonavia as CEO.

“It has been clear since I joined UNS Energy that Dave is an outstanding talent,” Bonavia said. “In nearly two decades with this company, he has consistently demonstrated exemplary management skills, sharp strategic vision and an ability to deliver the operational improvements necessary to address our industry’s challenges.”

“Dave is a proven leader whose intellect and integrity leave him well suited to oversee UNS Energy’s continued success,” Bonavia continued. “Now is the right time to carry out our succession plan, and I could not be more pleased to see Dave Hutchens named as our next CEO.”

Hutchens, 47, served as a nuclear submarine officer in the U.S. Navy and worked as an engineer before joining TEP in July 1995. He advanced to management positions overseeing wholesale energy trading and marketing and, in January 2007, was named Vice President of Wholesale Energy and UNS Gas, an operating subsidiary of UES. He became Vice President of Energy Efficiency and Resource Planning in May 2009 and rose to Executive Vice President in March 2011 before being named President in December 2011 and Chief Operating Officer in August 2013.

“I’m honored by the opportunity to lead a company with such talented, dedicated employees,” Hutchens said. “We’ve achieved remarkable success under Paul’s leadership, and I’m confident we have the right team in place to extend UNS Energy’s strong track record of safe, reliable and affordable service while successfully addressing the challenges and opportunities that await us in coming years.”

Both Bonavia and Hutchens exemplify UNS Energy’s longstanding commitment to community service. Bonavia will continue to serve as Board Chairman for the United Way of Tucson and Southern Arizona, Board Chairman of the Southern Arizona Leadership Council (SALC) and board member of Tucson Regional Economic Opportunities (TREO), the Arizona Commerce Authority and the University of Arizona Foundation. Hutchens serves on the boards of TREO, SALC and Salpointe Catholic High School and is a member of the Tucson Conquistadores.

The leadership transition was anticipated by a comprehensive succession plan that predates the UNS Energy Board’s December 2013 approval of a definitive merger agreement with Fortis, Inc. (TSX: FTS), Canada’s largest investor-owned gas and electric utility holding company, that calls for Fortis to acquire all of UNS Energy’s outstanding common stock and maintain its corporate headquarters in Tucson under the current management team. Pursuant to the merger agreement, Fortis has reviewed and consented to the leadership transition.

“Our board members have long recognized Dave’s potential and development, and we are excited about his prospects in this new role,” Elliott said. “Dave is an energetic, engaging leader who will work tirelessly to serve the best interests of this company and all of our customers.”

About UNS Energy

UNS Energy is a Tucson, Arizona-based company with consolidated assets of approximately $4 billion. TEP serves approximately 412,000 customers in southern Arizona. UES provides natural gas and electric service for approximately 242,000 customers in northern and southern Arizona. UNS Energy shares are listed on the New York Stock Exchange and trade under the symbol UNS. To learn more, visit uns.com.

The proposed acquisition of UNS Energy’s outstanding common stock by Fortis is subject to the approval of UNS Energy shareholders. It also is subject to the approval of regulators, including the Arizona Corporation Commission and the Federal Energy Regulatory Commission; the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and the satisfaction of customary closing conditions. UNS Energy anticipates the transaction will be finalized before the end of 2014.

Additional details about the proposed transaction are available online at uns.com/acquisition/.

Forward-Looking Statements
Statements included in this press release and any documents incorporated by reference which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Exchange Act. Forward-looking statements may be identified by words including “anticipates,” “intends,” “estimates,” “believes,” “projects,” “expects,” “plans,” “assumes,” “seeks,” and similar expressions. Forward-looking statements including, without limitation, those relating to UNS Energy and its subsidiaries’ future business prospects, revenues, proceeds, working capital, investment valuations, liquidity, income, and margins, as well as the timing and consequences of the merger, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors, including those identified from time-to-time in the forward-looking statements. Those factors include, but are not limited to: the possibility that various conditions precedent to the consummation of the merger will not be satisfied or waived; the ability to obtain shareholder and regulatory approvals of the merger on the timing and terms thereof; state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of our pension and other retiree benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; cyber-attacks or challenges to our information security; and the performance of TEP's generating plants; and certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism. UNS Energy and its subsidiaries undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Given these uncertainties, undue reliance should not be placed on the forward-looking statements.

Additional Information about the Acquisition and Where to Find It
In connection with the proposed acquisition, UNS Energy has filed a proxy statement with the SEC. Investors and security holders of UNS Energy are urged to read the proxy statement and other relevant materials filed with the SEC because it contains important information about the proposed acquisition and related matters. The final proxy statement was mailed to UNS Energy stockholders on or about February 21, 2014. Investors and stockholders may obtain a free copy of the proxy statement, and other documents filed by UNS Energy, at the SEC's website, www.sec.gov. These documents can also be obtained by investors and stockholders free of charge from UNS Energy Corporation by directing a request to Library and Resource Center, UNS Energy, 88 E. Broadway Boulevard, Mail Stop HQW302, Tucson, Arizona 85701.